UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                November 15, 2006


                           FREMONT GENERAL CORPORATION
             (Exact name of registrant as specified in its charter)


            NEVADA                    001-08007                   95-2815260
----------------------------   -----------------------       -------------------
(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)


                        2425 OLYMPIC BOULEVARD, 3RD FLOOR
                         SANTA MONICA, CALIFORNIA 90404
          (Address of principal executive offices, including zip code)


                                 (310) 315-5500
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS


     On November 15, 2006, the Board of Directors of Fremont General Corporation ("Fremont" or the "Company") approved the following actions of the Compensation Committee of the Board of Directors (the "Committee") with regard to the compensation of the executive officers of the Company:

     CASH BONUS: On November 15, 2006, the Committee approved a one-time cash bonus to be paid on February 2, 2007 to executive officers of the Company. The one-time cash bonus will be paid in lieu of cash amounts that would have been paid if the pre-tax earnings targets were achieved under the Company's 2006 Executive Officer Annual Bonus Plan. The Committee does not expect those targets to be achieved. Excluded from this one-time cash bonus are: James A. McIntyre, Louis J. Rampino, Wayne R. Bailey and Murray L. Zoota.

     RESTRICTED STOCK AWARD: On November 15, 2006, the Committee approved restricted stock awards to executive officers of the Company. Neither James A. McIntyre nor Murray L. Zoota were awarded shares of restricted stock on November 15, 2006. The grant of restricted stock will be made pursuant to the terms of Fremont's stockholder approved 2006 Performance Incentive Stock Plan, a copy of which was previously filed as Exhibit I to Fremont's Proxy Statement on Form 14A filed with the Securities and Exchange Commission on April 13, 2006, and the terms of a Restricted Stock Agreement, a copy of which was filed as Exhibit 10.3 to Fremont's Quarterly Report on Form 10-Q for the period ended June 30, 2006, and is incorporated herein by reference. Restrictions on these shares will be released annually in one-third increments beginning on January 1, 2008. The shares of restricted stock awarded include dividend rights.

     The following table sets forth information regarding the award levels for the one-time cash bonuses and the restricted stock awards for the executive officers named in the Summary Compensation Table included in the 2006 Proxy Statement (the "Named Executive Officers"):

                                                                                         ONE-TIME            RESTRICTED
                                                                                        CASH AWARD          STOCK AWARD
                                                                    CURRENT BASE      --------------      --------------
                     NAMED EXECUTIVE OFFICER                           SALARY         IN DOLLARS ($)      IN # OF SHARES
------------------------------------------------------------------  ------------      --------------      --------------

James A. McIntyre ................................................  $    800,000                  -0-                -0-
   Chairman of the Board
Louis J. Rampino .................................................       800,000                  -0-           125,000
   President and Chief Executive Officer
Wayne R. Bailey ..................................................       700,000                  -0-           110,000
   Executive Vice President and Chief Operating Officer
Patrick E. Lamb ..................................................       400,000      $       200,000            50,000
   Senior Vice President, Treasurer and Chief Financial Officer
Raymond G. Meyers ................................................       325,000              130,000            41,000
   Senior Vice President and Chief Administrative Officer
Murray L. Zoota ..................................................       475,000                   -0-               -0-
   Executive Vice President, Fremont Investment & Loan


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FREMONT GENERAL CORPORATION


Date:  November 20, 2006              PATRICK E. LAMB

                                      By:/s/  PATRICK E. LAMB
                                         --------------------------------------
                                        Patrick E. Lamb
                                        Senior Vice President, Chief Financial
                                        Officer, Chief Accounting Officer and
                                        Treasurer (Principal Accounting Officer)



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